ESCROW AGREEMENT by and between SHEFFIELD
ACQUISITIONS, INC. (the "Issuer" or "Sheffield") and COMPREHENSIVE
CAPITAL, INC., 1600 Stewart Avenue, Suite 704, Westbury, New York
11590 (the "Distribution Agent") relating the deposit with the Distribution Agent of shares of common stock of Sheffield.

     WHEREAS, Sheffield has filed with the Securities and Exchange
Commission (the "Commission") a registration statement, file number 333-
17117 (the "Registration Statement") covering a proposed distribution of its securities (collectively, the "Securities") consisting of 500,000 shares of its common stock (the "Dividend Shares") to the shareholders of Thornbury
Capital Corporation ("Thornbury Shareholders"); and

     WHEREAS, the Distribution is being conducted in accordance with Rule 419 promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and

     WHEREAS, Sheffield proposes to establish an escrow account with the Distribution Agent in connection with the Distribution and the Distribution Agent is willing to establish such escrow account on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Any terms not defined herein shall have those meanings assigned to such terms in the Registration Statement.

     2.    DISTRIBUTION AGENT.  Comprehensive Capital, Inc., 1600
Stewart Avenue, Suite 704, Westbury, New York 11590 is hereby appointed to act as escrow and distribution agent (the "Distribution Agent") for the purposes herein set forth.

     3. DEPOSIT OF ITEMS IN ESCROW. All securities issued in connection with the Distribution, including the Dividend Shares and any shares issued with respect to stock splits, stock dividends or similar rights, shall be deposited directly into the escrow account promptly upon issuance (the
"Escrowed Securities").

     4.  DEPOSIT AND INVESTMENT OF PROCEEDS.

                A. All offering proceeds, after deduction of cash paid for underwriting commissions, underwriting expenses and dealer allowances, and amounts permitted to be released to the registrant pursuant to Rule 419 of the General Rules and Regulations of the Securities and Exchange Commission
("Rule 419") shall be deposited promptly into the escrow or trust account; provided, however that no deduction may be made for underwriting commissions, underwriting expenses or dealer allowances payable to an affiliate of the registrant.

                B. Deposited proceeds shall be in the form of checks, drafts, or money orders payable to the order of the escrow agent or trustee.

               C. Deposited proceeds and interest or dividends thereon, if any, shall be held for the sole benefit of the purchasers of the securities.

                D. Deposited proceeds shall be invested in one of the following:

                (i) an obligation that constitutes a "deposit", as that term is defined in section 3(l) of the Federal Deposit Insurance Act [12 U.S.C. 1813(l)(1991)];

                (ii) securities of any open-end investment company registered under the Investment Company Act of 1940 that holds itself out as a money market fund meeting the conditions of paragraphs (c)(2), (c)(3), and (c)(4) of Rule 2a-7 under the Investment Company Act; or

                (iii) securities that are direct obligations of, or obligations guaranteed as to principal or interest by, the United States.

                E. Interest or dividends earned on the funds, if any, shall be held in the escrow or trust account until the funds are released in accordance with the provisions of Rule 419. If funds held in the escrow or trust account are released to a purchaser of the securities, the purchasers shall receive interest or dividends earned, if any, on such funds up to the date of release. If funds held in the escrow or trust account are released to the registrant, interest or dividends earned on such funds up to the date of release may be released to the registrant.

                F. The registrant may receive up to 10% of the proceeds remaining after payment of underwriting commissions, underwriting expenses and dealer allowances permitted by paragraph (b)(2)(i) of Rule 419, exclusive of interest or dividends, as those proceeds are deposited into the escrow or trust account.

     5.  DEPOSIT OF SECURITIES.

              A. All securities issued in connection with the offering, whether or not for cash consideration, and any other securities issued with respect to such securities, including securities issued with respect to stock splits, stock dividends, or similar rights, shall be deposited directly into the escrow or trust account promptly upon issuance. The identity of the purchaser of the securities shall be included on the stock certificates or other documents evidencing such securities.

              B. Securities held in the escrow or trust account are to remain as issued and deposited and shall be held for the sole benefit of the pur-chasers, who shall have voting rights, if any, with respect to securities held in their names, as provided by applicable state law. No transfer or other disposition of securities held in the escrow or trust account or any interest related to such securities shall be permitted other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 as amended or pursuant to Title 1 of the Employee Retirement Income Security Act or the rules thereunder.

             C. Warrants, convertible securities or other derivative securities relating to securities held in the escrow or trust account may be exercised or converted in accordance with their terms; provided, however, that securities received upon exercise or conversion, together with any cash or other consideration paid in connection with the exercise or conversion, are promptly deposited into the escrow or trust account.

     6.  CONDITIONS FOR RELEASE OF DEPOSITED SECURITIES
AND FUNDS. Funds held in the escrow or trust account may be released to the registrant and securities may be delivered to the purchaser or other registered holder identified on the deposited securities only at the same time as or after:

                A. the escrow agent or trustee has received a signed representation from the registrant, together with other evidence acceptable to the escrow agent or trustee, that the requirements of paragraphs (e)(1) and
(e)(2) of Rule 419 have been met; and

                B. consummation of an acquisition(s) meeting the requirements of paragraph (e)(2)(iii) of Rule 419.

     7.    RELEASE OF ESCROWED SECURITIES.

     The Distribution Agent will release the Escrow Securities to the Thornbury Shareholders after the Distribution Agent has received a signed representation from Sheffield and any other evidence acceptable to the Distribution Agent that:

                A.  Sheffield has executed an agreement for a Business
Combination;

                B. A Post-Effective Amendment describing the Target Business as provided by Rule 419 has been declared effective and has been delivered, within five business days of its effective date, to each Thornbury Shareholder; and
                    C. The Business Combination has been completed as provided by Rule 419 and the Thornbury Shareholders who elect to remain as stockholders of Sheffield have returned to Sheffield the Subscription Form indicating such election within the Subscription Period allowed therefore.

     If a Business Combination is not consummated within 18 months from the effective date of the initial Registration Statement, the Escrowed Securities shall be returned to Sheffield and all rights accruing to the Thornbury Shareholders in regard to the Escrowed Securities will cease.

      Upon disbursement of the Escrowed Securities pursuant to the terms hereof, the Distribution Agent shall be relieved of all further obligations and released from all liability under this Agreement.

     8.    CONCERNING THE DISTRIBUTION AGENT.

                A. The Distribution Agent represents that (i) it is a broker or dealer registered under the Securities Exchange Act of 1934 (the "Exchange
Act") maintaining net capital equal to or exceeding $25,000 (as calculated pursuant to Exchange Act Rule 15c3-1), (ii) that it will hold in an escrow account in which it acts as trustee for persons having beneficial interests in the account all securities issued in connection with the Registration Statement, and (iii) if it receives any amounts in cash as part of the offering proceeds or otherwise it will establish a separate bank escrow account maintained by an "insured depository institution" as that term is defined in Section 3(c)(2) of the Federal Deposit Insurance Act.

                B. The Distribution Agent shall not be under any duty to give the Escrowed Securities held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder, if any, except as directed in this Escrow Agreement.

               C. This Escrow Agreement expressly sets forth all the duties of the Distribution Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Distribution Agent. The Distribution Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

                D. The Distribution Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Distribution Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                    E. The Distribution Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice. The Distribution Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

                F. The Distribution Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other documents or instrument held by or delivered to it. The Distribution Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrowed Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Escrowed Securities or any part thereof.

                G. The Distribution Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

                H. In the event of any disagreement among or between the parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Securities or in the event that the Distribution Agent in good faith is in doubt as to what action it should take hereunder, the Distribution Agent shall be entitled to retain the Escrowed Securities until the Distribution Agent shall have received (i) a final and non-appealable order from the American Arbitration Association or from a court of competent jurisdiction directing delivery of the Escrowed Securities and (ii) a written agreement executed by the other parties hereto directing delivery of the Escrowed Securities in which event the Distribution Agent shall disburse the Escrowed Securities in accordance with such order or agreement. Any order referred to hereinabove shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Distribution Agent to the effect that such order is final and non-appealable. The Distribution Agent shall act on such order and legal opinions without further question.

                I. The Distribution Agent will be reimbursed by Sheffield for all reasonable expenses, disbursements and advances incurred or made by it in performance of its duties hereunder.

              J. The Distribution Agent and its partners, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Escrow Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Escrow Agreement), or for any act or omission of any other person engaged by Distribution Agent in connection with this Escrow Agreement other than for its gross negligence or willful misconduct.

                    K. The Distribution Agent shall not be responsible for the performance by Sheffield of its obligations under this Agreement.

     9. AMENDMENT; RESIGNATION. The Distribution Agent may resign for any reason upon seven (7) business days written notice to Sheffield. Should the Distribution Agent resign as herein provided, it shall not be required to accept any deposit, make any disbursement or otherwise dispose of the Escrowed Securities, but its only duty shall be to hold the Escrowed Securities unless if a successor distribution agent shall have been appointed and written notice thereof (including the name and address of such successor distribution agent) shall have been given to the resigning Distribution Agent by Sheffield and the successor distribution agent, at which time the resigning Distribution Agent shall pay over to the successor distribution agent the Escrowed Securities. Upon the resignation, dissolution, disqualification or refusal of Distribution Agent (or any successor distribution agent) to serve, or continue to serve under this Escrow Agreement, and should the parties hereto fail to agree upon a successor distribution agent, Sheffield shall have the right to designate a qualified distribution agent who shall enter into and be bound by the terms of this Agreement.

     10. REPRESENTATIONS AND WARRANTIES. Sheffield hereby represents and warrants to the Distribution Agent that no party other than Sheffield and the Thornbury Shareholders, as the case may be, have, or shall have any lien, claim or security interest in the Escrowed Securities or any part thereof.

     11. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be (a) delivered by hand or (b) sent by mail, registered or certified, with proper postage prepaid, and addressed as follows:

     If to Sheffield:

                Sheffield Acquisitions, Inc.
                1504 R Street, N.W.
                Washington, D.C. 20009

     If to the Distribution Agent:

                Comprehensive Capital, Inc.
                1600 Stewart Avenue
                Suite 704
                Westbury, New York 11590

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. All notices and communications, if mailed, shall be effective when deposited in the mails, except that notices and communications to the Distribution Agent and notices of changes of address shall not be effective until received.

     12.  ARBITRATION.

                A. Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association.

             B. Situs. The situs of arbitration shall be chosen by the party against whom arbitration is sought, provided only that arbitration shall be held at a place in the reasonable vicinity of such party's place of business or primary residence and shall be within the United States. The situs of counterclaims will be the same as the situs of the original arbitration. Any disputes concerning situs will be decided by the American Arbitration Association.

                C. Applicable Law. The law applicable to the arbitration and this agreement shall be that of the State of Delaware, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator.

                D. Disclosure and Discovery. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

                E. Finality and Fees. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law. Each party to the arbitration shall pay its own costs and counsel fees.

                F. Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

                G. Covenant not to Sue. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

                H. Intention. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     10.  MISCELLANEOUS.

                A. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other party.

                B. This Escrow Agreement shall be governed by the laws of the State of Delaware.

                C. This Escrow Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Escrow Agreement which shall constitute an original. Evidence of execution of this Escrow Agreement may be made by facsimile transmission thereof.

       11.  EFFECTIVE DATE.

       The effective date of this Escrow Agreement is ______________________, 1997.

       IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed.

                                        SHEFFIELD ACQUISITIONS, INC.
ATTEST:


____________________________            By:_________________________________


                                       COMPREHENSIVE CAPITAL, INC.
ATTEST:

_____________________________          By:_________________________________